EXHIBIT 99.1

$350,000,000

Long Beach Acceptance Auto Receivables Trust 2005-A
Class A-1, Class A-2, Class A-3 and Class A-4 Asset-Backed Notes

Long Beach Acceptance Corp.
Originator and Servicer

Long Beach Acceptance Receivables Corp.
Transferor

June 7, 2005

PRELIMINARY COMPUTATIONAL MATERIALS

Long Beach Acceptance Auto Receivables Trust 2005-A

$350,000,000 Class A Notes

(Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only;
references to the Class R Certificate are provided solely for informational purposes.)

Class	Class A-1 Notes	Class A-2 Notes	Class A-3 Notes	Class A-4 Notes
Principal Amount	47,000,000	133,000,000	100,000,000	70,000,000
Class Percentage	13.43%	38.00%	28.57%	20.00%
Expected Rating	P-1/A-1+	Aaa/AAA	Aaa/AAA	Aaa/AAA
(Moody’s/S&P)
Pool APR	11.24%	11.24%	11.24%	11.24%
Pricing Prepayment	1.70% ABS	1.70% ABS	1.70% ABS	1.70% ABS
Speed
Projected Weighted	0.20yr	0.90yr	2.15yr	3.37yr
Average Life (yrs.)
Pricing Benchmark	Interpolated LIBOR	EDSF	Interpolated Swaps	Interpolated Swaps
Expected Closing Date	June 21, 2005	June 21, 2005	June 21, 2005	June 21, 2005
Payment Dates	15th day of each month	15th day of each month	15th day of each month	15th day of each month
Record Date	Last day of the Accrual	Last day of the Accrual	Last day of the Accrual	Last day of the Accrual
	Period	Period	Period	Period
Interest Accrual	Act/360	30/360	30/360	30/360
Delay Days	0	0	0	0
Final Scheduled	July 2006	December 2008	June 2010	April 2012
Payment Date
ERISA Eligible	Yes	Yes	Yes	Yes

The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the automobile loans provided by Long Beach Acceptance Corporation (“LBAC”) and its affiliates. Neither LBAC nor any of its affiliates and Financial Security Assurance Inc. (“FSA”) nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup’s Syndicate Desk at (212) 723-6171.

Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

The Originator/Servicer/
Custodian:	Long Beach Acceptance Corp. (“LBAC”).

The Sellers:	Long Beach Acceptance Corp. (“LBAC”) and Long Beach Acceptance Receivables Corp. Warehouse I (“LBARC WI”).

Indenture Trustee/
Back-up Servicer/
Collateral Agent/
Trust Collateral Agent:	Wells Fargo Bank, National Association (“Wells Fargo”).

Owner Trustee:	Wilmington Trust Company (“Wilmington”).

Lead Underwriter:	Citigroup Global Markets Inc. (“Citigroup”).

Co-Underwriter:	Greenwich Capital Markets, Inc.

The Trust:
Long Beach Acceptance Auto Receivables Trust 2005-A (the “Trust”) will be formed pursuant to a Trust Agreement between Long Beach Acceptance Receivables Corp. (the “Transferor”), a wholly-owned subsidiary of LBAC, and Wilmington.

Pledged Property:
The property pledged by the Trust to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer (the “Pledged Property”) will include (i) a pool of retail installment sale contracts originated by LBAC secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the “Initial Automobile Loans”) expected to total approximately $303,017,069.52 in principal balance (the “Original Pool Balance”) as of May 31, 2005 (the “Initial Cut-off Date”) and monies on deposit in a trust account (the “Pre-Funded Amount”) which will be applied to purchase additional retail installment contracts (the “Subsequent Automobile Loans” and together with the Initial Automobile Loans, the “Automobile Loans”) on one or more subsequent transfer dates during the Funding Period (each, a “Subsequent Transfer Date”) as of the related subsequent cut-off date (each a “Subsequent Cut-off Date”); (ii) all monies received after the Initial Cut-off Date and after each applicable Subsequent Cut-off Date with respect to the Automobile Loans; (iii) the security interests in the Automobile Loans; (iv) any proceeds of any physical damage insurance policies covering the Automobile Loans and any proceeds of any credit life or credit disability insurance policies relating to the Automobile Loans or the Obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property (including the right to receive future Liquidation Proceeds) that shall have secured an Automobile Loan and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Automobile Loans; (viii) the rights of the Trust under the Purchase Agreement and any Subsequent Purchase Agreement; (ix) all Recoveries and Liquidation Proceeds with respect to the Automobile Loans; (x) refunds for the costs of extended service contracts and of certain unearned premiums with respect to the Automobile Loans or Obligors; (xi) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust, including without limitation, amounts, if any, available to draw upon from the Demand Note; (xii) all amounts and property from time to time held in or credited to the Lock-Box Account with respect to the Automobile Loans (as described in the Prospectus); and (xiii) all proceeds of the foregoing.

The Notes:
The Trust will issue four classes of Asset-Backed Notes pursuant to an Indenture between the Trust and the Indenture Trustee, designated Class A-1 (the “Class A-1 Notes”), in an aggregate original principal amount of approximately $47,000,000, Class A-2 (the “Class A-2 Notes”), in an aggregate original principal amount of approximately $133,000,000, Class A-3 (the “Class A-3 Notes”), in an aggregate original principal amount of approximately $100,000,000 and Class A-4 (the “Class A-4 Notes”), in an aggregate original principal amount of approximately $70,000,000. The Class A-1, Class A-2, Class A-3, and Class A-4 Notes are collectively referred to herein as the “Class A Notes” or “Notes”, and will be issued in an aggregate original principal amount of approximately $350,000,000. The Notes will be secured by the Pledged Property as and to the extent provided in the Indenture. The Trust will also issue a certificate (the “Class R Certificate”) evidencing the right, subject to certain conditions described herein, to excess cash flow arising

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

from the Automobile Loans. The Class R Certificate and the Notes are referred to herein collectively as the “Securities”. Only the Class A Notes are being offered by the Prospectus.

Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The Class R
Certificate:
The Trust will issue a Class R Certificate, which represents the equity ownership in the Trust and is subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement. The Class R Certificate does not have a principal balance. The Class R Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the “Class R Certificateholder”).

Pre-Funding Account:
A Pre-Funding Account will be created with a deposit of $46,982,930.48 (the “Pre-Funded Amount”). The Pre-Funding Account is designed solely to hold funds that will be used to purchase additional motor vehicle retail installment sale contracts from the Transferor during the Funding Period.

The “Funding Period” will be the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $100,000 (ii) the date on which an Event of Default occurs and (iii) the close of business on August 31, 2005.

The Class A Notes will be redeemed in part on the Payment Date (the “Final Funding Period Payment Date”) immediately succeeding the date on which the Funding Period ends (or on the Payment Date on which the Funding Period ends if the Funding Period ends on a Payment Date) in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the acquisition by the Transferor and sale to the Trust of all Subsequent Automobile Loans, including any such acquisition and conveyance on the date on which the Funding Period ends (such redemption, a “Mandatory Special Redemption”). The amount to be distributed to the holders of the Class A Notes in connection with any Mandatory Special Redemption will equal the remaining Pre-Funded Amount and shall be distributed in the same priority as the Class A-1, Class A-2, Class A-3 and Class A-4 Notes receive monthly principal distributions.

The Policy:
On the Closing Date, Financial Security Assurance Inc. (the “Note Insurer” or “FSA”) will issue a financial guaranty insurance policy (the “Policy”) to the Trust Collateral Agent for the benefit of the Class A Noteholders. Pursuant to the Policy, the Note Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments (as defined below) on each Payment Date.

The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

“Scheduled Payments” means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to (i) the Class A Interest Payment Amount payable on such Payment Date and (ii) an amount necessary to remedy any undercollateralization of the Class A Notes. The Note Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

Scheduled Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy will be described in greater detail in the Prospectus.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

Payments to
Noteholders:
Payments of interest on the Notes, to the extent funds are available therefore, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day) (each, a “Payment Date”), commencing July 15, 2005. With respect to the first Payment Date, 24 days of interest will be paid at the Class A-2 Note Rate, Class A-3 Note Rate and Class A-4 Note Rate and with respect to all other Payment Dates, 30 days of interest will be paid at the Class A-2 Note Rate, Class A-3 Note Rate and Class A-4 Note Rate, as applicable, in each case on the outstanding principal amount of the applicable class of Notes as of the close of business on the last day of the related Collection Period (collectively with the Class A-1 interest payment amount, the “Class A Interest Payment Amount”).

Payments of interest on a class of Notes will be made on a pro rata basis to holders of record of such class as of the last day of the related accrual period (each, a “Record Date”). The Record Date for the first Payment Date will be the Closing Date.

Payments of principal (including without limitation any First Priority Principal Payment) on or in respect of the Class A Notes, to the extent funds are available therefore, will be distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero and then to Class A-4 Noteholders until the outstanding principal amount of the Class A-4 Notes is zero, provided that on the Final Scheduled Payment Date for any class of Class A Notes, the Noteholders of such class shall be entitled to receive the then outstanding principal amount of such class.

Priority of
Payments:
On each Payment Date, the Trust Collateral Agent shall, from the Available Funds (and with respect to clause (iv) on the Final Funding Period Payment Date, the remaining Pre-Funded Amount, if any), make the following Payments in the following order of priority:

(i)
first, to LBAC, the Monthly Dealer Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, and second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

(ii)
to the Indenture Trustee, the Back-Up Servicer and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods;

(iii)
to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, pro rata based on the note interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A interest carryover shortfall;

(iv)
to the Class A Noteholders an amount equal to the First Priority Principal Payment, distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero and then to Class A-4 Noteholders until the outstanding principal amount of the Class A-4 Notes is zero;

	(v)	to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium;
	(vi)	to the Note Insurer, an amount equal to the Note Insurer premium along with any unpaid Note Insurer premium;
	(vii)	to the Demand Note provider, the Demand Note Interest Payment Amount;
	(viii)	to the Demand Note provider, reimbursement for any current and previously unreimbursed draws on the Demand Note;
(ix)
first, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and second, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;

	(x)	to the Collateral Agent, for deposit to the Spread Account, until the amount on deposit in the Spread Account is equal to the Spread Account Requisite Amount;
(xi)
to the Class A Noteholders, according to the priority set forth in clause (iv) above, in reduction of the outstanding principal amount of the applicable class or classes of Class A Notes, until the Overcollateralization Amount is equal to the Required Overcollateralization Target;

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

	(xii)	to the Demand Note provider, any Demand Note Supplemental Interest Payment Amount; and
	(xiii)	to the Class R Certificateholder, any remaining Available Funds after the distributions in clauses (i) through (xii) above have been made.

Additional Funds:
To the extent the Available Funds are insufficient on any Payment Date to cover (a) the amounts in clauses (i) through (vi) above and (b) the payment of the outstanding principal amount of any class of Notes on the Final Scheduled Payment Date for such class, such deficiency shall be paid first, from amounts on deposit in the Spread Account (other than the Demand Note), to the extent received by the Trust Collateral Agent from the Collateral Agent, second, from amounts available from the Demand Note, to the extent drawn upon by the Trust Collateral Agent and deposited into the Collection Account, and third, with respect to amounts payable under clauses (iii) and (iv) above and any amounts in respect of payment of the outstanding principal amount of any class of Notes on the Final Scheduled Payment Date for such class, such deficiency may be paid from the Policy Claim Amount (as defined herein) with respect to such Payment Date.

Credit Support:
The Class A Notes have the benefit of:
(a) excess spread, if any;
(b) Overcollateralization, if any;
(c) funds, if any, on deposit from time to time in the Spread Account;
(d) funds, if any, available from the Demand Note; and
(e) the Policy issued by FSA.

Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Automobile Loans (including excess spread), second, from withdrawals from amounts on deposit in the Spread Account (other than the Demand Note), third, from draws on the Demand Note and fourth, from draws on the Policy.

Spread Account:
As part of the consideration for the issuance of the Policy, a cash collateral account (the “Spread Account”) will be established with the Collateral Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Class A Noteholders. The initial deposit into the Spread Account as of the Closing date will be 1.25% of the initial aggregate principal balance of the Initial Automobile Loans. On any date on which Subsequent Automobile Loans are transferred to the Trust, an additional amount equal to 1.25% of the aggregate principal balance of those Subsequent Automobile Loans will be deposited into the Spread Account.

Amounts on deposit in the Spread Account will be distributed to Class A Noteholders, released to the Collateral Agent for reimbursement of the Demand Note, and thereafter released to the Class R Certificateholder to the extent described in the Prospectus. However, the Spread Account Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Class A Notes.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (x) the aggregate principal balance of the Automobile Loans and (y) the remaining Pre-Funded Amount, over (ii) the aggregate principal amount of the Notes. On the Closing Date, the Overcollateralization Amount will be 0.00% of the initial aggregate principal balance of the Initial Automobile Loans plus amounts on deposit in the Pre- Funding Account. To the extent the Overcollateralization Amount is below the Required Overcollateralization Target, excess cashflow will be paid to the Class A Noteholders to accelerate principal payments thereon in order to build the Overcollateralization Amount until the Required Overcollateralization Target is reached.

Required
Overcollateralization
Target:	The “Required Overcollateralization Target” is equal to the Required Total Enhancement Target minus the amount on deposit in Spread Account.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

Demand Note:
A demand note (the “Demand Note”) will be issued by an affiliate of Citigroup to the Collateral Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Trust. The Demand Note will be available to be drawn upon up to the then available Demand Note Amount, subject to the terms and conditions specified in the Sale and Servicing Agreement. The terms of the Demand Note may be amended or modified in accordance with its terms, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on the Demand Note as a source of funds for payments on the Class A Notes.

Required Total
Enhancement
Target:	On any Payment Date, the “Required Total Enhancement Target” will be equal to the amount set forth in the Spread Account Agreement.

Event of Default:	Events of default under the Indenture will be described in the Prospectus.

Tax Status of the
Trust:
In the opinion of Dewey Ballantine LLP, for federal income tax purposes the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and the Class A Notes will be characterized as indebtedness.

ERISA Eligibility:
Subject to certain conditions described in the Prospectus, the Class A Notes will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or to section 4975 of the Internal Revenue Code. See “ERISA Considerations” in the Prospectus.

Optional Redemption:
The Class R Certificateholder may at its option redeem the Class A Notes on any Payment Date on or after which the aggregate principal balance of the Automobile Loans is equal to 10% or less of the sum of (x) the aggregate principal balance of the Initial Automobile Loans as of the Initial Cut-off Date and (y) the initial Pre-Funded Amount, at a redemption price equal to the aggregate of then outstanding principal amount of the Class A Notes plus all accrued and unpaid interest thereon as of such Payment Date, respectively; provided that the Class R Certificateholder's right to exercise such option will be subject to the prior approval of the Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A Notes would remain unpaid as of such Payment Date.

Glossary of Terms:
“Available Funds” for a Payment Date will be the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on the Automobile Loans (including amounts received in connection with extensions, rebates or adjustments on Automobile Loans granted by the Servicer in accordance with the Sale and Servicing Agreement); (ii) all proceeds received during such Collection Period with respect to Automobile Loans that became liquidated during such Collection Period in accordance with the Servicer’s customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Automobile Loan (“Liquidation Proceeds”); (iii) proceeds from Recoveries with respect to Liquidated Automobile Loans; (iv) the Purchase Amount of each Automobile Loan that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; and (v) any earnings on investments of funds in the Collection Account and, to the extent necessary to cover the Pre-Funding Interest Amount, the Pre-Funding Account.

“Closing Date” means June 21, 2005.

“Initial Cut-off Date” means May 31, 2005.

“Demand Note Amount” shall at the Closing Date equal 3.50% of the initial aggregate principal balance of the Initial Automobile Loans. On any date on which Subsequent Automobile Loans are transferred to the trust, the Demand Note Amount will be increased by 3.50% of the aggregate principal balance of those subsequent loans. The Demand Note Amount may be reduced from time to time (and may be reduced to zero) in accordance with its terms and without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on the Demand Note as a source of funds for payments on

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

the Class A Notes.

“Demand Note Interest Payment Amount” for any Payment Date, an amount calculated as set forth in the Sale and Servicing Agreement in respect of any accrued and unpaid interest associated with the Demand Note Amount.

“Demand Note Supplemental Interest Payment Amount” for any Payment Date, an amount calculated as set forth in the Sale and Servicing Agreement.

“First Priority Principal Payment” with respect to any Payment Date, an amount equal to the sum of (i) the amount, if any, by which the outstanding aggregate principal amount of the Notes exceeds the sum of (x) the aggregate principal balance of the Automobile Loans as of the end of the related Collection Period and (y) the remaining Pre-Funded Amount and (ii) if such Payment Date is the Final Funding Period Payment Date, the remaining Pre-Funded Amount, if any.

“Liquidated Automobile Loan” means any Automobile Loan with respect to which any of the following shall have occurred (without duplication): (i) the Automobile Loan has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Automobile Loan.

“Policy Claim Amount” means, with respect to any Payment Date, (i) the Scheduled Payment, for such Payment Date minus (ii) any reduction in the amounts described in clause (i) above on such Payment Date after giving effect to the application of Available Funds and all funds drawn from the Spread Account, including without limitation any amounts drawn under the Demand Note for deposit in the Spread Account.

“Pool Balance” as of the close of business on the last day of a Collection Period means the aggregate principal balance of the Automobile Loans as of such date (excluding Liquidated Automobile Loans and Automobile Loans purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

“Purchase Amount” means, with respect to an Automobile Loan, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Automobile Loan (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Automobile Loan on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Automobile Loan that became a Liquidated Automobile Loan during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Automobile Loan.

“Reimbursement Obligations” means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

“Recoveries” means, with respect to each Liquidated Automobile Loan, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Automobile Loan became a Liquidated Automobile Loan, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

“Servicing Fee” means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the end of the second preceding Collection Period and (iii) 1.75%.

“Spread Account Requisite Amount” shall have the meaning ascribed to such term in the Spread Account Agreement.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

Weighted Average Lives of Class A Notes

Prepayments on automobile loans can be measured relative to a payment standard or model. The model used in this termsheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of automobile loans in a pool of automobile loans. ABS further assumes that all the automobile loans in question are the same size and amortize at the same rate and that each automobile loan in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of automobile loans originally containing 10,000 automobile loans, a 1% ABS rate means that 100 automobile loans prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of automobile loans, including the Automobile Loans transferred to the issuer.

As the rate of payment of principal of each class of Class A Notes will depend on the rate of payment (including prepayments) of the principal balance of the Automobile Loans, final payment of any class of Class A Notes could occur significantly earlier than its final scheduled payment date. Reinvestment risk associated with early payment of the Class A Notes of any class will be borne exclusively by the holders of those notes.

The tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" are referred to as the ABS Tables and have been prepared on the basis of the characteristics of the Automobile Loans, with an assumed aggregate principal balance of $350,000,000.00. The ABS Tables assume that:

•	the Automobile Loans prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses, sales of delinquent loans or repurchases and include 30 days' interest thereon;
•	the monthly principal and interest payment on each automobile loan is scheduled to be made and is made on the last day of each month and each month has 30 days;
•	payments are made on the Notes on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month);
•	assuming all monthly fees as per the Priority of Payments;
•	assuming a Class A-1 Note interest rate of 3.338%, a Class A-2 Note interest rate of 3.82%, a Class A-3 Note interest rate of 4.03% and a Class A-4 Note interest rate of 4.18%;
•	the hypothetical pools have an assumed cut-off date of May 31, 2005 for the Initial Automobile Loans and June 30, 2005 for the Subsequent Automobile Loans; and
•	the Class R Certificateholder exercises its optional redemption right.

The ABS Tables indicate the projected weighted average life of each class of Class A Notes and sets forth the percentage of the initial principal amount of each class of Class A Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

The ABS Tables also assume that the Automobile Loans have been aggregated into nine hypothetical pools with all of the Automobile Loans within each pool having the following characteristics and that the level scheduled payment for each pool, which is based on the aggregate principal balance, annual percentage rate, original term to maturity and remaining term to maturity as of the Initial Cut-off Date will be such that each pool will be fully amortized by the end of its remaining term to maturity.

Initial Automobile Loans

Pool	Total Current Balance	WA Gross Coupon	WA Original Term (months)	WA Remaining Term (months)
1	$34,629,870.31	12.933%	68	44
2	$51,258,978.22	11.234%	60	58
3	$14,864,795.57	11.167%	66	65
4	$192,390,521.95	10.923%	72	71
5	$9,872,903.47	11.594%	46	44

Subsequent Automobile Loans

Pool	Total Current Balance	WA Gross Coupon	WA Original Term (months)	WA Remaining Term (months)
1	$8,973,218.61	11.234%	60	60
2	$2,602,179.46	11.167%	66	66
3	$33,679,216.24	10.923%	72	72
4	$1,728,316.17	11.594%	46	46

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)
The Initial Automobile Loans allocated to the hypothetical pools had an aggregate principal balance of $303,017,069.52. In preparing the ABS Table, the aggregate principal balance of each hypothetical pool was increased ratably so that, for the purposes of modeling the transaction, the aggregate principal balance of the Automobile Loans in the hypothetical pools equaled $350,000,000.00.

The actual characteristics and performance of the Automobile Loans will differ from the assumptions used in preparing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Automobile Loans will prepay at a constant ABS rate until maturity or that all of the Automobile Loans will prepay at the same ABS rate. Moreover, the diverse terms of Automobile Loans within the hypothetical pool could produce slower or faster principal payments than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Automobile Loans are as assumed. Any difference between those assumptions and the actual characteristics and performance of the Automobile Loans, or actual prepayment experience, will affect the percentages of initial principal amounts outstanding over time and the weighted average life of each class of Class A Notes.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

	Class A-1 Notes(1)
Payment Date	1.25%	1.50%	1.70%	2.00%	2.25%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	81.01%	79.14%	77.58%	75.10%	72.86%
8/15/2005	59.65%	55.73%	52.46%	47.29%	42.62%
9/15/2005	38.52%	32.61%	27.70%	19.91%	12.91%
10/15/2005	17.64%	9.80%	3.29%	0.00%	0.00%
11/15/2005	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2005	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life in Years (2) (3)	0.23	0.21	0.20	0.19	0.17
Weighted Average Life in Years to Call (2) (4)	0.23	0.21	0.20	0.19	0.17

(1)	The Final Scheduled Payment Date is the July 2006 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
(2)
The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)	This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

(4)    This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

	Class A-2 Notes(1)
Payment Date	1.25%	1.50%	1.70%	2.00%	2.25%
Closing
Date	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	97.52%	94.25%
11/15/2005	98.94%	95.51%	92.66%	88.16%	84.12%
12/15/2005	91.73%	87.67%	84.29%	78.96%	74.17%
1/15/2006	84.60%	79.93%	76.05%	69.91%	64.42%
2/15/2006	77.56%	72.30%	67.93%	61.03%	54.85%
3/15/2006	70.61%	64.78%	59.94%	52.31%	45.47%
4/15/2006	63.73%	57.36%	52.08%	43.74%	36.28%
5/15/2006	56.94%	50.05%	44.34%	35.32%	27.27%
6/15/2006	50.23%	42.85%	36.72%	27.07%	18.45%
7/15/2006	43.60%	35.75%	29.24%	18.98%	9.82%
8/15/2006	37.06%	28.76%	21.88%	11.71%	2.72%
9/15/2006	30.81%	22.67%	15.94%	5.34%	0.00%
10/15/2006	25.78%	17.26%	10.20%	0.00%	0.00%
11/15/2006	20.82%	11.92%	4.56%	0.00%	0.00%
12/15/2006	15.91%	6.67%	0.00%	0.00%	0.00%
1/15/2007	11.08%	1.50%	0.00%	0.00%	0.00%
2/15/2007	6.31%	0.00%	0.00%	0.00%	0.00%
3/15/2007	1.61%	0.00%	0.00%	0.00%	0.00%
4/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life in Years (2) (3)	1.06	0.96	0.90	0.81	0.74
Weighted Average Life in Years to Call (2) (4)	1.06	0.96	0.90	0.81	0.74

(1)	The Final Scheduled Payment Date is the December 2008 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
(2)
The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

(3)	This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.
(4)	This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

	Class A-3 Notes(1)
Payment Date	1.25%	1.50%	1.70%	2.00%	2.25%
Closing
Date	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	94.52%
10/15/2006	100.00%	100.00%	100.00%	98.80%	85.63%
11/15/2006	100.00%	100.00%	100.00%	90.66%	76.95%
12/15/2006	100.00%	100.00%	98.70%	82.71%	68.47%
1/15/2007	100.00%	100.00%	91.47%	74.93%	60.22%
2/15/2007	100.00%	95.25%	84.38%	67.33%	52.17%
3/15/2007	100.00%	88.61%	77.44%	59.91%	44.84%
4/15/2007	95.97%	82.10%	70.64%	52.68%	38.08%
5/15/2007	89.90%	75.70%	63.99%	45.64%	31.47%
6/15/2007	83.91%	69.43%	57.49%	38.79%	25.02%
7/15/2007	78.03%	63.29%	51.14%	32.14%	18.74%
8/15/2007	72.24%	57.27%	44.94%	25.68%	12.62%
9/15/2007	66.54%	51.38%	38.90%	19.95%	6.66%
10/15/2007	60.95%	45.63%	33.02%	14.37%	0.39%
11/15/2007	55.45%	40.00%	27.30%	8.94%	0.00%
12/15/2007	50.06%	34.52%	21.75%	3.48%	0.00%
1/15/2008	44.77%	29.17%	16.36%	0.00%	0.00%
2/15/2008	39.59%	23.96%	11.14%	0.00%	0.00%
3/15/2008	34.51%	18.89%	6.09%	0.00%	0.00%
4/15/2008	29.55%	13.96%	0.76%	0.00%	0.00%
5/15/2008	24.69%	9.18%	0.00%	0.00%	0.00%
6/15/2008	19.94%	4.48%	0.00%	0.00%	0.00%
7/15/2008	15.31%	0.00%	0.00%	0.00%	0.00%
8/15/2008	10.79%	0.00%	0.00%	0.00%	0.00%
9/15/2008	6.39%	0.00%	0.00%	0.00%	0.00%
10/15/2008	1.77%	0.00%	0.00%	0.00%	0.00%
11/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
6/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
7/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life in Years (2) (3)	2.55	2.32	2.15	1.91	1.75
Weighted Average Life in Years to Call (2) (4)	2.55	2.32	2.15	1.91	1.75

(1)	The Final Scheduled Payment Date is the June 2010 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
(2)
The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)	This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

(4)    This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

	Class A-4 Notes(1)
Payment Date	1.25%	1.50%	1.70%	2.00%	2.25%
Closing
Date	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2007	100.00%	100.00%	100.00%	100.00%	91.65%
12/15/2007	100.00%	100.00%	100.00%	100.00%	83.02%
1/15/2008	100.00%	100.00%	100.00%	96.82%	74.66%
2/15/2008	100.00%	100.00%	100.00%	88.92%	66.60%
3/15/2008	100.00%	100.00%	100.00%	81.27%	58.82%
4/15/2008	100.00%	100.00%	100.00%	73.87%	51.33%
5/15/2008	100.00%	100.00%	93.69%	66.73%	0.00%
6/15/2008	100.00%	100.00%	86.82%	59.85%	0.00%
7/15/2008	100.00%	99.28%	80.16%	53.23%	0.00%
8/15/2008	100.00%	92.41%	73.71%	46.87%	0.00%
9/15/2008	100.00%	85.79%	67.49%	0.00%	0.00%
10/15/2008	100.00%	79.41%	61.49%	0.00%	0.00%
11/15/2008	95.92%	73.29%	55.71%	0.00%	0.00%
12/15/2008	89.51%	67.43%	50.17%	0.00%	0.00%
1/15/2009	83.30%	61.84%	0.00%	0.00%	0.00%
2/15/2009	77.29%	56.49%	0.00%	0.00%	0.00%
3/15/2009	71.93%	51.46%	0.00%	0.00%	0.00%
4/15/2009	66.72%	46.63%	0.00%	0.00%	0.00%
5/15/2009	61.67%	0.00%	0.00%	0.00%	0.00%
6/15/2009	56.79%	0.00%	0.00%	0.00%	0.00%
7/15/2009	52.07%	0.00%	0.00%	0.00%	0.00%
8/15/2009	47.51%	0.00%	0.00%	0.00%	0.00%
9/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
3/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2010	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life in Years (2) (3)	4.25	3.90	3.60	3.20	2.91
Weighted Average Life in Years to Call (2) (4)	3.99	3.66	3.37	3.04	2.76

(1)	The Final Scheduled Payment Date is the April 2012 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
(2)
The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)	This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

(4)    This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
As of the Initial Cut-off Date

Total Current Balance	$303,017,069.52
Total Amount Financed	$335,912,112.02

Number Of Total Portfolio Loans	16,520

Average Current Balance	$18,342.44
Average Amount Financed	$20,333.66
			Minimum	Maximum
Weighted Average APR Rate	11.239%		3.990	24.950%
Weighted Average Adjusted APR Rate	11.239%		3.990	24.950%

Weighted Average Original Loan Term	68	months	12	72	months
Weighted Average Remaining Term	64	months	4	72	months
Weighted Average Loan Age	4	months	0	59	months

Top Dealer State Concentrations (%)	36.01% (CA) / 14.57% (FL) / 11.13% (AZ)

New-Used Breakdown (%)	43.51% (New) / 56.49% (Used)
Top Manufacturer Concentrations (%)	19.26% (Ford) / 17.14% (Chevrolet) / 11.84% (Dodge)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Current Balance ($)		Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
1,019.14 -	2,500.00	228	$459,770.35	0.15
2,500.01 -	5,000.00	1,125	$4,273,369.56	1.41
5,000.01 -	7,500.00	933	$5,781,379.56	1.91
7,500.01 -	10,000.00	1,114	$9,787,359.10	3.23
10,000.01 -	12,500.00	1,215	$13,728,946.02	4.53
12,500.01 -	15,000.00	1,391	$19,219,437.19	6.34
15,000.01 -	17,500.00	1,685	$27,430,487.30	9.05
17,500.01 -	20,000.00	1,851	$34,737,003.44	11.46
20,000.01 -	22,500.00	1,722	$36,566,913.93	12.07
22,500.01 -	25,000.00	1,510	$35,832,726.96	11.83
25,000.01 -	27,500.00	1,184	$30,990,848.74	10.23
27,500.01 -	30,000.00	857	$24,553,792.22	8.10
30,000.01 -	l32,500.00	647	$20,169,370.45	6.66
32,500.01 -	35,000.00	433	$14,614,937.61	4.82
Greater than $35,000		625	$24,870,727.09	8.21
Total		16,520	$303,017,069.52	100.00%

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
APR Rate (%)		Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
3.990 -	4.000	12	$214,694.52	0.07
4.001 -	5.000	285	$5,421,192.19	1.79
5.001 -	6.000	650	$13,379,920.35	4.42
6.001 -	7.000	867	$18,412,126.06	6.08
7.001 -	8.000	1,020	$22,239,733.45	7.34
8.001 -	9.000	1,291	$28,455,797.63	9.39
9.001 -	10.000	1,637	$35,362,784.37	11.67
10.001 -	11.000	1,571	$34,481,705.64	11.38
11.001 -	12.000	1,542	$31,962,095.02	10.55
12.001 -	13.000	1,593	$31,871,771.01	10.52
13.001 -	14.000	1,369	$25,647,846.13	8.46
14.001 -	15.000	1,238	$21,217,594.99	7.00
15.001 -	16.000	892	$13,023,442.45	4.30
16.001 -	17.000	731	$8,093,349.89	2.67
17.001 -	18.000	664	$5,932,334.32	1.96
18.001 -	19.000	453	$3,331,528.04	1.10
19.001 -	20.000	347	$2,157,943.18	0.71
20.001 -	21.000	310	$1,549,143.38	0.51
21.001 -	22.000	37	$211,268.04	0.07
22.001 -	23.000	5	$24,661.90	0.01
23.001 -	24.000	5	$23,084.24	0.01
24.001 -	24.950	1	$3,052.72	0.00
Total		16,520	$303,017,069.52	100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Adjusted APR Rate (%)	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date

3.990	- 4.000	12	$214,694.52	0.07
4.001	- 5.000	285	$5,421,192.19	1.79
5.001	- 6.000	650	$13,379,920.35	4.42
6.001	- 7.000	867	$18,412,126.06	6.08
7.001	- 8.000	1,020	$22,239,733.45	7.34
8.001	- 9.000	1,291	$28,455,797.63	9.39
9.001	- 10.000	1,637	$35,362,784.37	11.67
10.001	- 11.000	1,571	$34,481,705.64	11.38
11.001	- 12.000	1,542	$31,962,095.02	10.55
12.001	- 13.000	1,593	$31,871,771.01	10.52
13.001	- 14.000	1,369	$25,647,846.13	8.46
14.001	- 15.000	1,238	$21,217,594.99	7.00
15.001	- 16.000	892	$13,023,442.45	4.30
16.001	- 17.000	731	$8,093,349.89	2.67
17.001	- 18.000	664	$5,932,334.32	1.96
18.001	- 19.000	453	$3,331,528.04	1.10
19.001	- 20.000	347	$2,157,943.18	0.71
20.001	- 21.000	310	$1,549,143.38	0.51
21.001	- 22.000	37	$211,268.04	0.07
22.001	- 23.000	5	$24,661.90	0.01
23.001	- 24.000	5	$23,084.24	0.01
24.001	- 24.950	1	$3,052.72	0.00
Total		16,520	$303,017,069.52	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months)	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
4 - 6	57	$118,441.32	0.04
7 - 12	962	$3,455,909.18	1.14
13 - 18	833	$4,466,121.53	1.47
19 - 24	417	$3,556,186.74	1.17
25 - 30	379	$3,990,325.24	1.32
31 - 36	221	$2,058,193.56	0.68
37 - 42	62	$626,388.55	0.21
43 - 48	518	$5,693,598.78	1.88
49 - 54	195	$2,613,214.36	0.86
55 - 60	3,295	$52,768,752.98	17.41
61 - 66	1,192	$23,350,828.38	7.71
67 - 72	8,389	$200,319,108.90	66.11
Total	16,520	$303,017,069.52	100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Age (Months)	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
0	3,685	$77,478,209.89	25.57
1	3,322	$68,626,897.53	22.65
2	3,243	$65,458,636.77	21.60
3	1,844	$37,435,550.08	12.35
4 - 6	1,589	$32,962,484.34	10.88
7 or more	2,837	$21,055,290.91	6.95
Total	16,520	$303,017,069.52	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Dealer State	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
California	6,059	$109,120,827.63	36.01
Florida	2,152	$44,158,547.39	14.57
Arizona	1,774	$33,727,245.04	11.13
Nevada	979	$19,914,362.76	6.57
Georgia	627	$13,846,524.89	4.57
Oklahoma	498	$10,207,849.11	3.37
North Carolina	542	$9,994,697.45	3.30
Washington	502	$9,882,218.15	3.26
Missouri	362	$7,514,774.89	2.48
Colorado	438	$7,183,044.45	2.37
Texas	316	$6,672,359.38	2.20
South Carolina	271	$5,478,845.04	1.81
New Jersey	378	$4,739,215.21	1.56
Illinois	203	$4,148,361.16	1.37
Indiana	201	$4,025,975.29	1.33
Pennsylvania	177	$1,795,647.55	0.59
Maryland	184	$1,708,913.00	0.56
New York	275	$1,707,143.82	0.56
Massachusetts	113	$1,622,707.22	0.54
Oregon	120	$1,518,086.03	0.50
All Others	349	$4,049,724.06	1.34
Total	16,520	$303,017,069.52	100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Collateral Year	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
1992	2	$23,879.16	0.01
1994	7	$45,546.35	0.02
1995	73	$283,124.29	0.09
1996	163	$635,264.20	0.21
1997	424	$2,083,309.53	0.69
1998	771	$4,593,385.67	1.52
1999	708	$6,160,238.90	2.03
2000	1,198	$12,941,887.52	4.27
2001	1,772	$25,419,058.28	8.39
2002	1,964	$36,157,888.61	11.93
2003	1,663	$33,413,590.12	11.03
2004	2,471	$53,035,297.50	17.50
2005	5,270	$127,200,252.56	41.98
2006	34	$1,024,346.83	0.34
Total	16,520	$303,017,069.52	100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

Long Beach Acceptance Auto Receivables Trust 2005-A Asset-Backed Notes $350,000,000 (approximate)

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Manufacturer	Automobile Loans	the Initial Cut-off Date	the Initial Cut-off Date
ACURA	71	$1,128,693.80	0.37
AUDI	30	$643,391.92	0.21
BMW	106	$2,513,157.62	0.83
BUICK	109	$1,623,212.25	0.54
CADILLAC	105	$2,319,537.05	0.77
CHEVROLET	2,641	$51,938,386.62	17.14
CHRYSLER	592	$11,512,669.93	3.80
DAEWOO	14	$47,064.17	0.02
DODGE	1,846	$35,865,338.82	11.84
FORD	3,051	$58,359,747.11	19.26
GEO	3	$13,129.12	0.00
GMC	428	$9,320,972.09	3.08
HONDA	893	$13,921,941.56	4.59
HUMMER	26	$1,079,543.65	0.36
HYUNDAI	431	$6,638,265.23	2.19
INFINITI	80	$1,583,843.88	0.52
ISUZU	81	$1,322,537.56	0.44
JAGUAR	23	$559,383.70	0.18
JEEP	457	$7,664,729.62	2.53
KIA	401	$6,324,616.55	2.09
LAND ROVER	20	$449,544.94	0.15
LEXUS	104	$2,341,485.80	0.77
LINCOLN	140	$3,267,186.17	1.08
MAZDA	315	$4,834,770.08	1.60
MERCEDES	221	$5,778,395.87	1.91
MERCURY	157	$2,042,498.33	0.67
MINI	5	$95,665.95	0.03
MITSUBISHI	229	$2,931,474.30	0.97
NISSAN	1,505	$27,354,164.40	9.03
OLDSMOBILE	88	$921,721.50	0.30
PLYMOUTH	56	$228,645.55	0.08
PONTIAC	331	$4,642,849.85	1.53
PORSCHE	9	$279,801.89	0.09
SAAB	14	$285,594.13	0.09
SATURN	97	$1,191,739.11	0.39
SUBARU	43	$769,483.03	0.25
SUZUKI	107	$1,487,900.70	0.49
TOYOTA	1,454	$26,124,582.81	8.62
VOLKSWAGEN	153	$2,149,630.60	0.71
VOLVO	84	$1,459,772.26	0.48
Total	16,520	$303,017,069.52	100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.